SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

Alamo Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52687 (Commission File Number)	98-0489669 (IRS Employer Identification No.)

10497 Town and Country Way, Suite 820, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 436-1832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Advisory Board Member Agreement

On March 28, 2011, Alamo Energy Corp. (the “Registrant) entered into an advisory board member agreement (the “Advisory Agreement”) with Terry W. Davis (the “Advisor”). Pursuant to the Advisory Agreement, the Advisor will provide the following advisory services to the Registrant: (i) facilitating introductions between the Registrant and potential partners, suppliers, customers and investors; (ii) providing opinions to assist Registrant in identifying and recruiting potential technical, strategic and other partners or individuals; (iii) apprising the Registrant of technological, competitive and other changes and developments that Advisor may be aware of; and (iv) contributing in other advisory roles as deemed appropriate. The Advisory Agreement may be terminated at any time upon written notice by either the Advisor or the Registrant.  The Advisory Agreement provides, among other things, that (i) the Advisor shall be available by phone and occasionally in person but at a minimum of four (4) times a year for advisory board meetings with the Registrant’s Board of Directors and executive officers and to provide strategic consulting services and (ii) the Advisor will be entitled to a fee of $1,000 for the preparation and attendance of each advisory board meeting.  The Registrant has also agreed to issue Advisor 100,000 shares of the Registrant’s common stock, $0.001 par value, subject to certain vesting provisions and other terms and conditions of the Advisory Agreement. The Registrant has also agreed to pay for or reimburse Advisor for certain expenses incurred by the Advisor in connection with the services provided by the Advisor under the Advisory Agreement.

This brief description of the Advisory Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Advisory Agreement as attached in Exhibit 10.1 to this report and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 30, 2011, the Registrant intends to issue a press release to announce that the Registrant entered into the Advisory Agreement.  A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Advisory Agreement with Terry W. Davis, dated March 28, 2011
99.1	Press Release dated March 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Alamo Energy Corp.

Date: March 30, 2011	By:	/s/ Philip Mann
Philip Mann Chief Financial Officer